Exhibit 10.4

                                  LARRY SOSTAD
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                                                      818 - 470 Granville Street
                                                  Vancouver, B.C. Canada V6C 1V5




                                                                January 30, 2005

Cantop Ventures Inc.
4252 Bonita Road, #151
Bonita, California
U.S.A. 91902

                                 TRUST AGREEMENT

I, Larry Sostad, agree to hold in trust the Copper Road I-VI Mineral Property, Tenure Number 526652, located two kilometres east of Deep Water Bay on Quadra Island, British Columbia.


                                     Signed: /s/ Larry Sostad
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                                            Larry Sostad